AtheroNova

OTCBB: AHRO
www.AtheroNova.com

Safe Harbor Statement

Except for historical information contained herein, the statements in this presentation are forward-looking and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently unreliable and actual results may differ materially. Examples of forward looking statements in this presentation include statements regarding completion of AtheroNova's restructuring, commencement of the second animal trial and the development of applications for AtheroNova's compounds. Factors which could cause actual results to differ materially from these forward-looking statements include such factors as significant fluctuations in expenses associated with clinical trials, failure to secure additional financing, the inability to complete regulatory filings with the Food and Drug Administration, the introduction of competing products, or management's ability to attract and maintain qualified personnel necessary for the development and commercialization of its planned products, and other information that may be detailed from time to time in AtheroNova's filings with the United States Securities and Exchange Commission. AtheroNova undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Still Lethal After All These Years



500,000
400,000
300,000
200,000
100,000
0
Deaths
409,867
290,422
76,375
62,435
36,538
454,613
268,890
68,498
51,040
41,434
A
B
C
D
E
A
B
D
F
C
Males
Females

A. Total CVD
B. Cancer
C. Accidents
D. Chronic Lower Respiratory Diseases
E. Diabetes Mellitus
F. Alzheimer's Disease

Vulnerable Plaque

Healthy Plaque-Free Artery


Atherosclerosis a condition in which plaque builds up on the inner lining of arteries.
Adventitia
Media
Intima
The plaque is formed from cholesterol, fat, calcium, and other substances in the blood.

90% of adult Americans have 10% or greater blockage

83 M Americans (1 in 3) have cardiovascular disease

Fatty Streak Develops


A fatty streak develops inside the Intima.

Source: American Heart Association

OTCBB: AHRO
www.AtheroNova.com

Market Opportunity

Addressing a Critical Unmet Medical Need

- $41+ billion potential market
- Dramatic preclinical data
- Multiple vitally important mechanisms of action
- Clinical development plan that captures
  - A known & accepted traditional pathway, *plus*
  - An early inflection point
- Highly respected Key Opinion Authorities (KOAs) & a proven development team to carry it forward
- A reassuring safety context

$41+ Billion Annual Drug Costs

260 million lipid-regulating drug prescriptions dispensed in 2011

US Diseases and Prevalence

Cardiovascular Disease
83 million patients

Stroke
7 million patients

Peripheral Artery Disease
8 million patients (33% are diabetics)

Dementia and Alzheimer's
6 million patients

Erectile Dysfunction
18 million patients



Source: IMS Health, American Heart Association

Historical Perspective

- Histopathology studies generated the concept of the ‘vulnerable plaque’


Vulnerable Plaque
Fibrous cap
Lipid pool

  - > 80 % of subjects with one plaque have others in the coronary tree
  - Often found proximal to the site of narrowing

Historical Perspective

Bile Acids:

- Bile acids are synthesized in the liver from cholesterol



- Facilitate absorption of dietary lipids and nutrients based on their natural detergent properties
  - Released by the gallbladder into gut during digestion
  - Reabsorbed and conserved within the enterohepatic recirculation
- Discovery of dedicated bile acid receptors (e.g., FXR, PCSK9)
  - Act as hormones regulating multiple biological pathways
  - Key regulators of liver, intestinal & kidney function
  - Modulate metabolic, inflammatory & immune pathways


Acetyl CoA
Cholesterol
PCSK9
FGFR4
CYP7A
FXR
VLDL clearance
Primary Bile acids
Entero Hepatic circle
FGF19
Primary, secondary bile acids
FXR
Cholesterol absorption
TGR5
GLP1
Insulin +
Glucagon -
Gastric emptying
Food intake -

- Intercept Pharmaceuticals and Kythera Biopharmaceuticals
  - Recent successful IPOs
  - Both companies have products based on bile salts

Historical Perspective

Aortic Plaque Regression In Vitro

BEFORE


Before
1 inch

AFTER 4 HOURS



AFTER 36 HOURS


After 36 hours

Filiberto Zadini, M.D.
Giorgio Zadini, M.D.

Historical Perspective

Aortic Plaque Regression In Vitro



Filiberto Zadini, M.D.
Giorgio Zadini, M.D.

AtheroNova and AHRO-001

Validation of Hypothesis:

Cleveland Clinic

CEDARS-SINAI

DAVID GEFFEN SCHOOL OF MEDICINE UCLA



AHRO-001 Pre-Clinical Mechanism of Action Study

University of California – Los Angeles
Jake Lusis, PhD
The David Geffen School of Medicine at UCLA

High fat diet in LDLR knockout mice

- Control Group
- AHRO-001



UCLA – Study Results

The study group receiving AHRO-001
had 95% less innominate arterial plaque
compared to the control group.



Plaque Area (uM^2/section)
70000
60000
50000
40000
30000
20000
10000
0
N=11
*
N=13
Control
AHRO-001

*P<0.01:Comparison to 15 wk chow fed mice following an 8 wk high fat diet

OTCBB: AHRO
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UCLA – Study Results

Blood Chemistry Test Panel

Diet	AST	ALT	Dir. Bili	T. Bili	BUN	CK	LDH	GGT	ALP	CREAT	TPROT
Control	150	48	1	1	19	155	249	30	102	0.3	6
AHRO-001	67*	27	0.3*	0.4*	24	72	150*	6*	114	0.2	6

*:P<0.05

Indicating normal liver and kidney functions.

UCLA – Study Results

Average Lipid Levels

Diet	n	Triglycerides	Total Cholesterol	HDL Cholesterol	LDL Cholesterol	Unesterified Cholesterol	Free Fatty Acids	Glucose
Control	8	176	680	70	610	169	59	165
AHRO-001	8	157	389*	90	300*	95*	59	121

*:P<0.05

Data indicates a well pronounced hypolipidemic response due to AHRO-001 treatment.

Safety

Excellent Safety and Tolerability Data

- AtheroNova compounds show no morbidity or mortality in pre-clinical studies
- Ongoing pre-clinical studies continue to demonstrate excellent toxicology results
- Well tolerated at high doses
- Other compounds in this family have been shown to be well tolerated in humans

AHRO-001: Mechanisms of Action

Shih, Lusis et al, UCLA

- 'Nature's detergent', and/or
- 'Bile acids are increasingly being appreciated *as complex metabolic integrators* and signaling factors and not just as lipid solubilizers and simple regulators of bile-acid homeostasis.. LXR, FXR, TGR5…'
  - Nature Reviews Vol7(8), 2008, pp 678ff
  - UCLA group:
    - decreases intestinal cholesterol absorption
    - improves HDL's ability to mediate cholesterol efflux
    - increases cholesterol efflux from RAW 264.7 to HDL
    - ***and…***

AHRO-001: Mechanisms of Action

Shih, Lusis et al, UCLA

- In cell culture, AHRO-001 significantly up-regulates genes involved in cholesterol efflux

	ABCA 1	ABCG 1	Apo E
Vehicle	1.00	1.00	1.00
HDCA 100 mM	3.01	2.12	2.89
HDCA 50 mM	1.57	1.54	2.06

Comparative Mechanisms of Actions

AtheroNova is Positioned to Lead the Way

	AHRO-001	Statins	CETP Inhibitors	Ezetimibe (Zetia)	Niaspan
Emulsification of plaque	✓	–	–	–	–
Upregulate ABCA1/ABCG1 gene expression	✓	–	–	–	–
Decrease cholesterol absorption	✓	–	–	✓	–
Potential plaque reversibility	✓	✓*	–	–	–
Decrease plasma LDL cholesterol levels	✓	✓	✓	✓	✓
Increases efficiency of HDL	✓	–	✓	–	–
Stimulate reverse cholesterol transport	✓	–	✓	✓	–
Atheroprotective effect	✓	✓	–	✓	✓

*minimal efficacy at max dosage

OTCBB: AHRO
www.AtheroNova.com

Publications

Hyodeoxycholic acid improves HDL function and inhibits atherosclerotic lesion formation in LDLR-knockout mice.

Shih, et al.
FASEB J. 2013 Jun 10

The FASEB Journal

The Journal of the Federation of American Societies for Experimental Biology

Licensing & Development

AtheroNova and Maxwell Biotech Group's subsidiary, CardioNova, have entered into an agreement for up to $4.1 million equity investment in exchange for funding clinical Phase I and Phase II Studies

CardioNova receives a commercialization license for the following territory:

Russian Federation, Belarus, Ukraine, Kazakhstan, Kyrgyzstan, Tajikistan, Turkmenistan, Moldova, Azerbaijan and Armenia

MAXWELL Biotech Group

Clinical Phase I Study

OCT

A prospective, randomized, placebo controlled double-blind study of single and multiple ascending doses of orally administered AHRO-001 to assess the safety, tolerability & pharmacokinetics, with & without the concomitant administration of atorvastatin, in volunteers with mild to moderate hypercholesterolemia.

Study Objectives:

Primary: To assess the safety, tolerability and pharmacokinetics of single dose AHRO-001, followed by multiple doses of orally administered AHRO-001.

Secondary: To assess the safety, tolerability and pharmacokinetics of any drug-drug interaction between AHRO-001 and concomitantly administered atorvastatin.

Exploratory: To assess any observed pharmacokinetic/pharmacodynamic relationships.

Clinical Trial Portfolio

#	Name	Phase	Location	n	Type
101	PHASE1	I	RUSSIA	52	S, T, PK, PD
201	RUSREG	II	RUSSIA	120	DOSE ESCALATION
203	STATSTUD	II	ROW	160	D, FREQ, DRUG SYNERGIES
204	INDOP	I/II	ROW	25	PK, D, FREQ

Pre-IVUS Phase II Plans Adequacy Gauge

Question	Phase I	RUSREG	STATSTUD	INDOP
Safety	X	X	X	X
Tolerability	X	X	X	X
Dose	X	X	X	X
Frequency		X		X
Statin Interaction		X	X	
Ezetimibe Interaction				
Efficacy Filing Data		X	X	

Pre-IVUS Study Development Questions Requiring Answers

- Safety
- Tolerability
- Optimum dose
- Frequency of administration
- Statin interaction: additivity v. synergy
- Degree of LDL lowering
- PK

Product Development - CMC

API Manufacturing – Drug Substance

- 80kg cGMP API for Phase I and II studies – delivered
- Additional orders scheduled and in process

Formulation Development – Drug Product

- Phase I clinical supply – delivered to Russia
- Phase II clinical supply - scheduled

Toxicology

- Studies in Russia completed
- Studies in US in progress

Intellectual Property

USPTO issues patent 8,304,383 in November 2012

Dissolution of Arterial Plaque
Using Hyodeoxycholic Acid

Intellectual Property

McDermott Will & Emery LLP

AtheroNova has filed additional patents in 9 product families since inception

Multiple applications directed to treating atherosclerosis with various methods of administration and compounds

Additional patents pending, including applications for obesity, lipomas and adiposities

Management

Thomas Gardner
Chairman & CEO

Mark Selawski
Chief Financial Officer

Mark Wedel, MD, FACP
SVP Clinical Affairs & CMO

Balbir Brar, PhD, DVM
SVP Drug Development

Joan E. Shaw, MT (ASCP), SCC
Sr. Director of Clinical Operations

Mark Carvlin, PhD
Regulatory Consultant

Clinical Advisory Board

Stephen Nicholls, MBBS, PhD - Chairman
Professor of Cardiology / SAHMRI Heart Foundation Heart Disease Theme Leader
South Australian Health & Medical Research Institute
Advisor to the Cleveland Clinic

John J.P. Kastelein, MD, PhD
Professor of Medicine at the Department of Vascular Medicine at the Academic Medical Center
Strategic Chair of Genetics in Cardiovascular Disease at the University of Amsterdam

Ephraim Sehayek, MD
Assistant Staff - Genomic Medicine Institute, Lerner Research Institute,
Cleveland Clinic

Ben McFarland, PhD
Associate Professor - Department of Chemistry & Biochemistry, Seattle Pacific University

John Nachazel, MD
Anatomic & Clinical Pathologist, California Hospital Medical Center

Jian-Hua Qiao, MD
Anatomic & Clinical Pathologist, California Hospital Medical Center

Clinical Development Plan Overview



Phase III Program
Traditional LDL Lowering Pathway
Value-Added Pathway
POC IVUS Study
STATSTUD
INDOP
RUSREG
Phase II
P1
Phase I

OTCBB: AHRO
www.AtheroNova.com

31

Near Term Value Triggers

Phase I Clinical Study Initiation	Q2 2013
Phase I Top Line Data	Q4 2013
Phase II Clinical Study Initiation	Q2 2014
Submission of IND to US FDA	Q2 2014

In Closing, the AtheroNova Opportunity…

- Very significant market
- Dramatic preclinical data
- Multiple, fundamentally important mechanisms of action
- A clinical development plan that captures both
    - known & accepted traditional pathway, *plus*
    - early inflection point
- Highly respected KOAs & an experienced development team to carry it forward
- From a class of compounds with an established track record for safety

OTCBB: AHRO

www.AtheroNova.com